UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2007

SAVE THE WORLD AIR, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-29185	52-2088326
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

235 Tennant Avenue, #5, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (818) 487-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) DEPARTURE OF DIRECTOR.

Effective November 19, 2007, Bruce H. McKinnon resigned as a member of the board of directors of Registrant.  The vacancy created by Mr. McKinnon’s resignation will be filled by the vote of Registrant’s shareholders at Registrant’s 2007 annual meeting of shareholders on December 13, 2007.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVE THE WORLD AIR, Inc.

Dated: November 20, 2007	By:	/s/ Charles R. Blum
Charles R. Blum,
President and Chief Executive Officer